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                             SUNAMERICA SERIES TRUST
                          Supplement to the Prospectus
                                dated May 1, 2007

Effective May 7, 2007, the Board of Trustees of SunAmerica Series Trust (the "Trust") approved a new Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("AIG SAAMCo") and Putnam Investment Management, LLC ("Putnam"), with respect to the Emerging Markets Portfolio and International Growth and Income Portfolio of the Trust. The new Subadvisory Agreement was required as a result of the anticipated sale of Putnam and its affiliated companies by the majority-owner Marsh & McLennan Companies Inc. to Great-West Lifeco, Inc., a subsidiary of Power Financial Corporation. The closing of the acquisition is expected to take place in mid 2007. The new Subadvisory Agreement will become effective upon such closing.

The effective change of control of Putnam will constitute an "assignment", as the term is defined by Section 2(a)(4) of the Investment Company Act of 1940, as amended (the "1940 Act"). As required by Section 15(a)(4) of the 1940 Act, the existing Subadvisory Agreement between AIG SAAMCo and Putnam provides for automatic termination upon assignment, and pursuant to the terms of an exemptive order for the Securities and Exchange Commission, AIG SAAMCo is permitted, under certain conditions and subject to board approval, to continue the employment of existing subadvisers and to enter into new subadvisory agreements with such subadvisers without obtaining shareholder approval.

No modifications are expected as a result of the change in control of Putnam in regard to the investment objective, principal investment strategies, portfolio managers, or the advisory or subadvisory fees.

Dated: May 8, 2007


Class 1 Versions A, B, C2, and D, Combined Master, Combined Version 1 and Class 1 & 3 Version C1